SCHEDULE B

TO THE JPMORGAN TRUST II DECLARATION OF TRUST

SERIES AND CLASSES

As of December 22, 2010

Non-Money Market Funds

Series	Classes

JPMorgan Arizona Municipal Bond Fund	A, B, C, Select

JPMorgan Core Bond Fund	A, B, C, Select, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers), R2, R5

JPMorgan Core Plus Bond Fund	A, B, C, Select, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers), R2, Institutional

JPMorgan Intrepid Mid Cap Fund	A, B, C, Select

JPMorgan Mid Cap Growth Fund (name change from JPMorgan Diversified Mid Cap Growth Fund effective 6/27/09)	A, B, C, Select, R2

JPMorgan Equity Income Fund	A, B, C, Select, R2, R5

JPMorgan Equity Index Fund	A, B, C, Select

JPMorgan Government Bond Fund	A, B, C, Select, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers), R2

JPMorgan High Yield Fund (name changed from JPMorgan High Yield Bond Fund effective 9/14/2009)	A, B, C, Select, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers), R2, R5

JPMorgan International Equity Index Fund	A, B, C, Select, R2

JPMorgan Investor Balanced Fund	A, B, C, Select

JPMorgan Investor Conservative Growth Fund

JPMorgan Investor Growth Fund	A, B, C, Select

B-1

Series	Classes
JPMorgan Investor Growth & Income Fund	A, B, C, Select

JPMorgan Large Cap Growth Fund	A, B, C, Select, R2, R5, R6

JPMorgan Large Cap Value Fund	A, B, C, Select, R2, R5, R6

JPMorgan Market Expansion Index Fund	A, B, C, Select, R2

JPMorgan Michigan Municipal Bond Fund	A, B, C, Select

JPMorgan Mortgage-Backed Securities Fund	A, Select, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers)

JPMorgan Multi-Cap Market Neutral Fund	A, B, C, Select

JPMorgan Municipal Income Fund	A, B, C, Select

JPMorgan Ohio Municipal Bond Fund	A, B, C, Select

JPMorgan Short Duration Bond Fund	A, B, C, Select, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers)

JPMorgan Short-Intermediate Municipal Bond Fund (name change from JPMorgan Short Term Municipal Bond Fund effective 4/30/09)	A, B, C, Select, Institutional

JPMorgan Small Cap Growth Fund	A, B, C, Select, Institutional, R2, R6

JPMorgan Small Cap Value Fund	A, B, C, Select, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers), R2, R5

JPMorgan Tax Free Bond Fund	A, B, C, Select

JPMorgan Treasury & Agency Fund	A, B, C, Select

JPMorgan Limited Duration Bond Fund (name changed from JPMorgan Ultra Short Duration Bond Fund effective 8/31/09 and name change from JPMorgan Ultra Short Term Bond Fund effective 7/1/06)	A, B, C, Select, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers)

JPMorgan U.S. Real Estate Fund	A, C, Select, R2, R5

B-2

Money Market Funds

Series	Classes

JPMorgan Liquid Assets Money Market Fund	Capital, Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C, Service, E*TRADE

JPMorgan Michigan Municipal Money Market Fund	Premier, Morgan, Reserve

JPMorgan Municipal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Service, E*TRADE

JPMorgan Ohio Municipal Money Market Fund	Premier, Morgan, Reserve, Service

JPMorgan U.S. Government Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service, Investor, Direct

JPMorgan U.S. Treasury Plus Money Market Fund	Institutional, Agency, Premier, Investor, Morgan, Reserve, B, C, Service, Direct

B-3